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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Horizon Health Corporation of our report on National Medical Management Services, a division of National Medical Enterprises, Inc., dated May 8, 1997, which appears on page F-20 of the Current Report on Form 8-K, dated August 11, 1997.

PRICE WATERHOUSE LLP

Dallas, Texas
October 21, 1997